UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 29, 2020

GROWGENERATION CORP

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

930 W 7th Ave, Suite A

Denver, Colorado 80204

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (800) 935-8420

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GRWG	The NASDAQ Stock Market LLC

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On June 29, 2020, the Registration Statement on Form S-1 (File No. 333-239058) (the “Registration Statement”) relating to an underwritten public offering (the “Offering”) of common stock of GrowGeneration Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and on June 29, 2020, the Company subsequently filed a registration statement on Form S-1 (File No. 333-239545) related to the Registration Statement to upsize the Offering from $35.0 million to $42.0 million pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing.

In addition, in connection with the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) on June 29, 2020 with Oppenheimer & Co. Inc., as representative of the underwriters, a form of which was previously filed as an exhibit to the Registration Statement.

On July 2, 2020 the Company consummated the Offering of 8,625,000 shares of its common stock (the “Shares”), which included the exercise in full of the underwriters’ option to purchase an additional 1,125,000 shares of common stock to cover over-allotments. The Shares were sold at a public offering price of $5.60 per share, generating gross proceeds of $48,300,000 before deducting the underwriting discounts and commissions and other offering expenses.

The above descriptions are qualified in their entirety by reference to the full text of the Underwriting Agreement, which is incorporated by reference herein and filed herewith as Exhibits 1.1.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 29, 2020, by and between GrowGeneration Corp. and Oppenheimer & Co. Inc. as representative of the several underwriters named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 6, 2020	GrowGeneration Corp.

	By:	/s/ Darren Lampert
	Name:	Darren Lampert
	Title:	Chief Executive Officer

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